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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  July 17, 2003
                Date of Report (Date of earliest event reported)



                                PMC-SIERRA, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

     0-19084                                               94-2925073
(Commission File)                           (IRS Employer Identification Number)

                               3975 Freedom Circle
                              Santa Clara, CA 95054
                    (Address of Principal Executive Offices)

                                 (408) 239-8000
              (Registrant's telephone number, including area code)

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ITEM 7.  Financial Statements, Pro Forma Information and Exhibits

     (c)   Exhibits.

           99.1  Press Release of PMC-Sierra, Inc. ("PMC") dated July 17, 2003.

ITEM 9. Regulation FD Disclosure (Information furnished pursuant to "Item 12. Results of Operations and Financial Condition")

     In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead being furnished under "Item 9. Regulation FD Disclosure."

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

     On July 17, 2003, PMC issued a press release announcing second quarter results for the quarter ended June 29, 2003. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PMC-SIERRA, INC.
                                        (Registrant)



Date: July 17, 2003                  By:    /s/ Alan F. Krock
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                                            Alan F. Krock
                                            Vice President, Finance
                                            Chief Financial Officer and
                                            Principal Accounting Officer


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                                  EXHIBIT INDEX


Exhibit
Number                         Description
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99.1      Press Release of PMC-Sierra, Inc. dated July 17, 2003